November 14, 2007

CAPITAL ADVISORS GROWTH FUND

a series of Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
each dated April 30, 2007

Effective immediately, Richard E. Minshall no longer serves as a portfolio manager for the Capital Advisors Growth Fund.

Mr. Keith C. Goddard, CFA, President, CEO and Chief Investment Officer for Capital Advisors, Inc., will continue to serve as co-portfolio manager, responsible for the day-to-day investment decisions for the Capital Advisors Growth Fund.  Mr. Channing S. Smith, CFA, Vice President for Capital Advisors, Inc. has been appointed as co-portfolio manager for the Capital Advisors Growth Fund.

Please replace the paragraph titled, “Portfolio Managers” on page 8 of the Prospectus with the following:

Portfolio Managers
Keith C. Goddard, CFA, President, CEO, Chief Investment Officer and Director of Research for the Advisor and Channing S. Smith, CFA, Vice President of the Advisor, are co-portfolio managers of the Fund.  Messrs. Goddard and Smith are assisted by an Investment Committee with over 40 years of combined experience in investment management.  Mr. Goddard has been a research analyst and portfolio manager with the Advisor since 1991.  Mr. Goddard is also a control person of the Advisor.  Mr. Smith has been Vice President and Research Analyst for Capital Advisors, Inc. from 2004 to present.  Prior to joining the firm, he was a student at Southern Methodist University where he earned a Master’s degree in Business Administration in 2004.

Please replace the section titled, “Portfolio Managers” on pages 15 and 16 of the Statement of Additional Information with the following:

Portfolio Managers

Mr. Keith C. Goddard and Mr. Channing S. Smith are the portfolio managers responsible for the day-to-day management of the Fund.  The following tables show the number of other accounts managed by Mr. Goddard and Mr. Smith and the total assets in the accounts managed within various categories.

Keith C. Goddard
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	None	None
Other Pooled Investments	1	$11 MM	None	None
Other Accounts	122	$380 MM	None	None

Channing S. Smith
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	None	None
Other Pooled Investments	0	0	None	None
Other Accounts	0	0	None	None

Material Conflict of Interest.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, Mr. Goddard will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Goddard.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Potential conflicts may arise if the investment strategy of the Fund differs from the strategy required to comply with the unique objectives and constraints of another client portfolio managed by Mr. Goddard.  Whenever a given investment opportunity is appropriate for all of the firm’s client relationships (i.e., the fund, the private pooled fund, and the firm’s separately managed accounts), each constituency receives a pro-rata share of an executed block trade.  None of the firm’s client relationships, including the Fund, receives preferential treatment.

Compensation. Mr. Goddard’s and Mr. Smith’s compensation is made up of salary from the Advisor.  The compensation is not based upon performance or value of the Fund.  From time to time, the corporation pays dividends on its common stock, of which the portfolio managers are principal shareholders.

Securities Owned in the Fund by Portfolio Managers.  As of December 31, 2006, the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Keith C. Goddard	Over $100,000	Over $100,000
Channing S. Smith	None	None

Additionally, please replace the table found in the section titled “Management” on pages 9 and 10 of the Statement of Additional Information with the following:

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees*	Other Directorships Held
Independent Trustees
Walter E. Auch (age 86, dob 4/12/1921) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Management Consultant; formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber.	1	Director, Citigroup Funds, Sound Surgical Technologies, LLC and UBS Management.
James Clayburn LaForce (age 78, dob 12/28/1928) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	1	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group and Arena Pharmaceuticals.
Donald E. O’Connor (age 71, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Independent Director, The Forward Funds.
George J. Rebhan (age 73, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, E*TRADE Funds.
George T. Wofford III (age 68, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	1	None.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees*	Other Directorships Held

Officers of the Trust
Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman	Indefinite term since September 2007.	President, CEO, US Bancorp Fund Services, LLC since 1991.	N/A	N/A
Douglas G. Hess (age 40, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President, Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A
Robert M. Slotky (age 60, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer, AML Officer	Indefinite term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 – July 2001).	N/A	N/A
Jeanine M. Bajczyk (age 42, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Assistant Vice
President, Legal
Compliance and Administration,
U.S. Bancorp
Fund Services,
LLC since May
2006; Senior
Counsel, Wells
Fargo Funds
Management,
LLC May 2005 to
May 2006;
Associate
Counsel, Strong
Financial
Corporation
January 2001 to
May 2005.

				N/A	N/A

*
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Please retain this Supplement with your Prospectus
and Statement of Additional Information.
The date of this Supplement is November 14, 2007.